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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                        -----------------

                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange act of
                              1934


  Date of report (Date of earliest event reported):
                 February 7, 2000
                         ---------------

                   HANOVER GOLD COMPANY, INC.
                   --------------------------
       (Exact Name of Registrant as Specified in Charter)

Delaware                 000-23022             11-2740461
(State or Other         (Commission            (IRS Employer
Jurisdiction            File Number)           Identification
of Incorporation)                              No.)


424 S. Sullivan Rd., Suite #300; Veradale, WA 99037 USA
            (Address of principal executive offices)


Registrant's telephone number, including area code (509) 891-8817



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Item 4.

(a) On February 7, 2000 Williams & Webster, P.S. was engaged as the principal accountant to audit the registrant's financial statement. Registrant did not at any time during its two most recent fiscal years and subsequent interim period, prior to engaging Williams & Webster, P.S., consult with Williams & Webster, P.S. regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the registrant's financial statements.


Item 7. Financial Statements and Exhibits.

No financial statements or exhibits are required to be included as part of this report.



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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              HANOVER GOLD COMPANY, INC.
                              (Registrant)

Date: February 11, 2000       By  /s/Hobart Teneff
                                   ----------------
                                   (Hobart Teneff,
                                    President)